September 1, 2021

BNY MELLON FAMILY OF FUNDS

(Fixed income funds, other than index funds, currently with Mellon Investments Corporation as employer of the fund's portfolio managers in a dual employment arrangement with BNY Mellon Investment Adviser, Inc.)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Insight North America LLC (INA), to serve as the fund's sub-investment adviser.

The fund's primary portfolio managers manage the fund's investments as employees of INA and are no longer employees of Mellon Investments Corporation nor do they manage the fund in their capacity as employees of BNYM Investment Adviser.

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The following information supplements and replaces any contrary information contained in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as the fund's sub-investment adviser. INA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2020, INA had approximately $47.8 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.) INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and INA is or will be available in the fund's annual or semi-annual report, as applicable.

The fund's primary portfolio managers manage the fund's investments as employees of INA and are no longer employees of Mellon Investments Corporation nor do they manage the fund in their capacity as employees of BNYM Investment Adviser.

BNYM-FIMEINS-STK0921